Exhibit 10.185

AMENDMENT

BLUE CROSS SENIOR SECURE

MEDICARE+CHOICE MEDICAL SERVICES AGREEMENT

BETWEEN

BLUE CROSS OF CALIFORNIA

AND

STARCARE MEDICAL GROUP D.B.A. GATEWAY MEDICAL GROUP, INC.

This Amendment (this “Amendment”) between BLUE CROSS OF CALIFORNIA and Affiliates (“BLUE CROSS”) and Starcare Medical Group d.b.a. Gateway Medical Group, Inc. (“PARTICIPATING MEDICAL GROUP”) is effective as of January 1, 2002.

RECITALS

A.  BLUE CROSS and PARTICIPATING MEDICAL GROUP entered into a Blue Cross Senior Secure Medicare+Choice Medical Services Agreement, effective January 1, 2000, as amended (the “Agreement”).

B.  The parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, IT IS AGREED.

1.  Exhibit A(1) and F of the Agreement are deleted in their entirety and are hereby replaced by Exhibit A(1) and F, respectively, attached and incorporated herein..

2.  All references in the Agreement and to HCFA shall mean the Centers for Medicare & Medicaid Services, an administrative agency of the United States Government (“CMS”).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their officers thereunto duly authorized on the date and year first above written.  Upon acceptance of the parties, this Amendment shall become part of the Agreement effective January 1, 2002 and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA		STARCARE MEDICAL GROUP d.b.a
GATEWAY MEDICAL GROUP, INC.

Signature:	/s/ Barry Ford	Signature:	/s/ Raj Takhar

Name:	Barry Ford	Name:	Raj Takhar

Title:	Vice President	Title:	Chief Executive Officer
Network Services

Date:	7-24-02	Date:	June 28, 2002

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT F

NON-CAPITATED PERFORMANCE SETTLEMENT SCHEDULE

A.                                   If PARTICIPATING MEDICAL GROUP’s Non-Capitated Expenses, excluding Outpatient Prescription Drugs and Out-of-Area Services, are less than *** of the annual sum of the Monthly CMS Payments.  BLUE CROSS shall pay PARTICIPATING MEDICAL GROUP *** of the difference, as the Non-Capitated Performance Settlement.

Within one hundred eighty (180) days after the end of the “contract” year, BLUE CROSS shall pay, not to exceed *** pmpm of the total Capitation paid PARTICIPATING MEDICAL GROUP under this Agreement during such prior contract year, to PARTICIPATING MEDICAL GROUP.  For purposes of this Exhibit F, “contract year” shall mean calendar year.

B.                                     If PARTICIPATING MEDICAL GROUP’s Non-Capitated Expenses, excluding Outpatient Prescription Drugs and Out-of-Area Services, exceed *** of the annual sum of the Monthly CMS Payments, then PARTICIPATING MEDICAL GROUP shall owe BLUE CROSS zero percent (0%) of the difference.

**  For the purposes of this Exhibit F, the “Monthly CMS Payment” means, the Monthly CMS Payment for each subscriber, or a percent of the sum of the monthly Member Part A Premium plus the Monthly CMS Payment applicable to Medicare Part B only Subscribers Payment.

*** Confidential Treatment Requested

EXHIBIT A(1)

BLUE CROSS SENIOR SECURE

DIVISION OF FINANCIAL RESPONSIBILITIES

List of Benefits/Services	Capitation	Non- Capitated

ACUPUNCTURE	***	***

AIDS	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

ALLERGY TESTING & TREATMENT	***	***
Professional Component	***	***
Serums	***	***

AMBULANCE: Air or Ground	***	***
In-Area	***	***
Out-of-Area	***	***

AMNIOCENTESIS	***	***
Outpatient Facility Component	***	***
Professional Component	***	***

ANESTHETICS, Administration of	***	***

ARTIFICIAL EYE	***	***

ARTIFICIAL LIMBS (Prosthetic Device)	***	***

BIOFEEDBACK	***	***

BLOOD AND BLOOD PRODUCTS	***	***
From Blood Bank	***	***
Autologous Blood Donation	***	***

CHEMICAL DEPENDENCY REHABILITATION	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Facility Component	***	***
Outpatient Professional Component	***	***

*              As set forth in the applicable Benefit Agreement

***         All references to division of financial responsibility have been deleted

A(1) - 1

List of Benefits/Services	Capitation	Non- Capitated

CHEMOTHERAPY DRUGS (intravenously administered)	***	***
Professional Component	***	***
Chemotherapy Drugs	***	***

* CHIROPRACTIC (Referred Service only)	***	***

CHOICES PLUS (Self-Referral Opt-out Benefit)	***	***

CIRCUMCISION	***	***

COLOSTOMY SUPPLIES	***	***
Inpatient Facility Component	***	***
Outpatient Dispensing	***	***
In Conjunction with Home Health	***	***

DENTAL SERVICES (accidental injury to sound natural teeth and dental work necessary for the construction of non-dental structures)	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

DETOXIFICATION	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

* DIABETIC SUPPLIES	***	***

* DURABLE MEDICAL EQUIPMENT (DME)	***	***

EMERGENCY ADMISSIONS: In-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMERGENCY ADMISSIONS: Out-of-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMERGENCY ROOM: In-Area	***	***
Facility Component	***	***
Professional Component	***	***

***         All references to division of financial responsibility have been deleted

A(1) -2

List of Benefits/Services	Capitation	Non- Capitated

EMERGENCY ROOM: Out-of-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMPLOYMENT PHYSICAL EXAMS	***	***

ENDOSCOPIC STUDIES	***	***
Inpatient/ Outpatient Facility Component	***	***
Professional Component	***	***

EXPERIMENTAL PROCEDURES	***	***

FAMILY PLANNING SERVICES	***	***
Inpatient Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***

FETAL MONITORING	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

GENETIC TESTING	***	***

HEALTH EDUCATION	***	***

* HEALTH EVALUATIONS / PHYSICALS	***	***

HEARING AIDS	***	***

HEARING SCREENING	***	***

HEMODIALYSIS	***	***
Inpatient / Outpatient Facility Component	***	***
Professional Component	***	***

***         All references to division of financial responsibility have been deleted

A(1) -3

List of Benefits/Services	Capitation	Non- Capitated

HEPATITIS B VACCINE / GAMMA GLOBULIN	***	***

HOME HEALTH (including medications)	***	***

HOSPICE	***	***

HOSPITAL BASED PHYSICIANS	***	***

Anesthesiology	***	***
Audiology	***	***
Cardiology	***	***
Emergency Medicine	***	***
General Surgery	***	***
Neonatology	***	***
Nephrology	***	***
Neurology	***	***
Neurosurgery	***	***
Obstetrics / Gynecology	***	***
Orthopedic Surgery	***	***
Pathology	***	***
Pediatrics	***	***
Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiology	***	***
Radiation Oncology	***	***
Urology	***	***

HOSPITALIZATION / INPATIENT SERVICES, SUPPLIES & TESTING	***	***
In-Area
Out-of Area (Emergency)	***	***

***         All references to division of financial responsibility have been deleted

A(1) -4

List of Benefits/Services	Capitation	Non- Capitated

IMMEDIATE CARE / URGENT CARE CENTER	***	***
In Area:
Facility Component	***	***

Professional Component	***	***

Out of Area:
Urgently Needed Services/Urgent Care	***	***

IMMUNIZATION SERUMS (Audit)	***	***

IMMUNOSUPPRESSIVE DRUGS	***	***

INFANT APNEA MONITOR (DME) (in conjunction with or concurrent with authorized inpatient admission)	***	***

OUTPATIENT INFANT APNEA MONITOR	***	***

*INFERTILITY (Diagnosis / Treatment)	***	***
* Inpatient Facility Component	***	***
* Professional Component	***	***

INFUSION THERAPY	***	***
Inpatient / Outpatient Facility Component	***	***
Professional Component	***	***
Infused Substances	***	***

INJECTABLE MEDICATIONS: Outpatient (excluding take-home insulin)	***	***

LABORATORY SERVICES	***	***

Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***

LITHOTRIPSY	***	***

Inpatient / Outpatient Hospital Facility Component	***	***
Professional Component	***	***

MAMMOGRAPHY	***	***

Technical Component	***	***
Professional Component	***	***

*              As set forth in the applicable Benefit Agreement

***         All references to division of financial responsibility have been deleted

A(1) -5

List of Benefits/Services	Capitation	Non- Capitated

MENTAL HEALTH	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Professional Component	***	***

NUTRITIONIST / DIETICIAN	***	***

OBSTETRICAL SERVICES	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Diagnostic Component	***	***

OFFICE VISIT SUPPLIES, SPLINTS, CASTS, BANDAGES, DRESSINGS etc.	***	***

ORGAN TRANSPLANTS (non-experimental)	***	***

Inpatient Facility Component	***	***
Professional Component	***	***

OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***

Primary Care Physicians	***	***
Specialty Physicians	***	***

OUTPATIENT CLINIC OR NON-HOSPITAL FACILITY COMPONENT FOR DIAGNOSTIC SERVICES & TREATMENTS These services include, but are not limited to the following:	***	***

Angiograms	***	***
CAT Scan	***	***
2-D Echo	***	***
EEG	***	***
EKG (aka: ECG)	***	***
EMG	***	***
Holter Monitor	***	***
MRI	***	***
Treadmill	***	***
Ultrasound	***	***

***         All references to division of financial responsibility have been deleted

A(1) -6

List of Benefits/Services	Capitation	Non- Capitated

OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***
Professional Component for:	***	***
Anesthesiology	***	***
Audiology	***	***
Cardiology	***	***
Emergency Medicine	***	***
General Surgery	***	***
Neonatology	***	***
Nephrology	***	***
Neurology	***	***
Obstetrics / Gynecology	***	***
Orthopedics	***	***
Pathology	***	***
Pediatrics	***	***
Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiation Oncology	***	***
Radiology	***	***
Urology	***	***

OUTPATIENT SURGERY	***	***
Facility Component	***	***
Professional Component for:	***	***
Anesthesiology	***	***
Audiology	***	***
Cardiology	***	***
Emergency Medicine	***	***
Neonatology	***	***
Neurology	***	***
Nephrology	***	***
Orthopedics	***	***
Pathology	***	***

***         All references to division of financial responsibility have been deleted

A(1) -7

List of Benefits/Services	Capitation	Non- Capitated

Physical Medicine	***	***
Pulmonary Medicine	***	***
Radiation Oncology	***	***
Radiology	***	***
Surgery	***	***

PEDIATRIC SERVICES (newborn)	***	***

PHYSICAL THERAPY	***	***
Inpatient Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Inpatient / Outpatient Professional Component	***	***

PHYSICIAN VISITS	***	***
To Hospital	***	***
To Skilled Nursing Facility	***	***
To Patient Home	***	***

PHYSICIAN OFFICE VISITS	***	***
Consultations	***	***
Specialty Visits	***	***

PODIATRY SERVICES (Including Routine)	***	***

PREADMISSION TESTING	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Inpatient / Outpatient Professional Component	***	***

PRE-EXISTING PREGNANCY	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

***         All references to division of financial responsibility have been deleted

A(1) -8

List of Benefits/Services	Capitation	Non- Capitated

PREGNANCY SERVICES	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

PROSTHETIC DEVICES	***	***

RADIATION THERAPY	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic Facility Component	***	***
Professional Component	***	***

RADIOLOGY SERVICES	***	***
Inpatient Facility Component	***	***
Outpatient Hospital Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***

RECONSTRUCTIVE SURGERY	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

REFRACTIONS	***	***

REHABILITION SERVICES	***	***
(Short Term: Physical Therapy, Occupational Therapy, Speech Therapy, Cardiac Therapy)	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Outpatient Professional Component	***	***

ROUTINE PHYSICAL EXAMINATIONS	***	***

SKILLED NURSING FACILITY (SNF)	***	***

SPECIALIST CONSULTATIONS	***	***

***         All references to division of financial responsibility have been deleted

A(1) -9

List of Benefits/Services	Capitation	Non- Capitated

SURGICAL SUPPLIES	***	***
Inpatient Facility Component	***	***
Outpatient Facility Component	***	***

TEMPORO-MANDIBULAR JOINT SYNDROME (TMJ)	***	***
Dental Treatment	***	***
	***	***
Professional Component (for the diagnosis and medically necessary correction)	***	***
Inpatient Facility Component	***	***

TRANSFUSIONS	***	***
From Blood Bank	***	***
Autologous Blood Donations	***	***

URGENT CARE / IMMEDIATE CARE CENTERS	***	***
In Area:
Facility Component	***	***
Professional Component	***	***
Out of Area:
Urgently Needed Services / Urgent Care	***	***

VISION SCREENING	***	***

VISION CARE	***	***
Medically Necessary Care	***	***
Refraction	***	***
Lenses / Frames (covered by optional rider)	***	***
Contact Lenses (after cataract surgery)	***	***

***         All references to division of financial responsibility have been deleted

A(1) -10